UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 1999


                           InvestAmerica, Inc.
          --------------------------------------------------
          (Exact name of Registrant as specified in charter)


                  Nevada               0-26073        87-0400797
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer
        of incorporation)             File Number)   Identification)


          1330 Portside Way, Salt Lake City, Utah          84123
        ---------------------------------------------   ----------
          (Address of principal executive offices)      (Zip Code)


   Registrant's telephone number, including area code: (801) 808-6096
                                                       --------------

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Not applicable

ITEM 2.  ACQUISTION OR DISPOSITON OF ASSETS.

Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

This Current Report on Form 8-K is being filed to reflect restated audited Financials of InvestAmerica, Inc. for the three years ended September 30, 1999, 1998, 1997. Said finacial statement in the Registration Statement of InvestAmerica, Inc., on Form 10SB, which was filed with the U.S. Securities and Exchange Commission on November 30, 1999.


                       INVESTAMERICA, INCORPORATED

       (Formerly Progressive Polymerics International, Incorporated)


                            TABLE OF CONTENTS
Accountants Opinion Letter.....................................F-1

 Financial Statements:

     Consolidated Balance Sheets...............................F-2

     Consolidated Statements of Income.........................F-3

     Consolidated Statements of Cash Flows.....................F-4

 Notes to Financial Statements.................................F-5-8




                           BRAVERMAN & COMPANY
                     Certified Public Accountants


To:   The Shareholders of
      INVESTAMERICA, INC.


We have audited the consolidated balance sheets of InvestAmerica, Inc., formerly Progressive Polymerics International, Inc. and its subsidiary at September 30, 1999, 1998 and 1997 and the related consolidated statements of income and cash flows for the years then ended. These financial statements are the responsibility of Invest America's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the consolidated financial position of InvestAmerica, Incorporated and its subsidiary at September 30, 1999, 1998 and 1997 and the consolidated results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ BRAVERMAN & COMPANY
November 18, 1999
February 14, 2000, as to restatement
Calabasas, California





           23679 Calabasas Road #149, Calabasas CA 91302

InvestAmerica, Inc. and Subsidiary formerly
Progressive Polymerics International, Inc. and Subsidiary
---------------------------------------------------------
Consolidated Balance Sheets
---------------------------------------------------------
September 30, 1999, 1998 and 1997

BALANCE SHEET
                                      1999          1998         1997
                                    (Restated)
---------------------------------------------------------------------------
Assets

Current Assets:
   Cash                               $        -    $       -    $        -
   Receivable from sale of assets              -            -       419,701
                                      -------------------------------------
       Total Current Assets           $        -    $       -    $  419,701
                                      -------------------------------------

Liabilities and Stockholders' Equity
 Current Liabilities:
   Accounts Payable and
   Accrued Expenses                   $  810,036    $  622,536    $  431,193
   Notes Payable                       7,372,894       312,181             -
                                      --------------------------------------
       Total Current Liabilities       8,182,930       934,717       431,193
                                      --------------------------------------
 Stockholders Equity:
   Preferred Shares, par value
   $.001 per share
     Authorized Shares   5,000,000
     Outstanding Shares       None
   Common Shares, par value
   $.001 per share
     Authorized Shares  50,000,000        9,791          9,791          782
     Outstanding Shares
          781,882 - 1997
        9,790,443 - 1998
        9,790,443 - 1999
   Additional Paid - In Capital        1,989,840     1,989,840    1,611,257
   Accumulated Deficit               (10,182,561)   (2,934,348)  (1,623,531)
                                      --------------------------------------
     Total Stockholders (Deficiency)  (8,182,930)     (934,717)     (11,492)
                                      --------------------------------------
   Total Liabilities and Stockholders  $        -   $         -   $  419,701
                    (Deficiency)      --------------------------------------



The accompanying notes are an integral part of the consolidated financial statements.

InvestAmerica, Inc. and Subsidiary formerly
Progressive Polymerics International, Inc. and Subsidiary
---------------------------------------------------------
Consolidated Statements of Income
---------------------------------------------------------
September 30, 1999, 1998 and 1997

STATEMENTS OF INCOME

                                     1999         1998         1997
                                   (Restated)
--------------------------------------------------------------------------
Revenue                              $     -      $        -   $        -

   Operating expenses                   256,865     1,108,317      317,326
                                     --------------------------------------
   Loss before other items             (256,865)   (1,108,317)    (317,326)
                                     --------------------------------------
   Other items

   Judgment                           6,991,348

   Loss from write-off
       of investment                         -        202,500           -
                                     --------------------------------------
Net Loss                             $(7,248,213) $(1,310,817)   $(137,326)
                                    ---------------------------------------

Weighted average common
    shares outstanding               9,790,443      5,286,163      600,600
                                    ---------------------------------------
   Net loss per common share         $    (.74)   $     (2.48)   $    (.23)
                                    ---------------------------------------


The accompanying notes are an integral part of the consolidated financial statements.

InvestAmerica, Inc. and Subsidiary formerly
Progressive Polymerics International, Inc. and Subsidiary
---------------------------------------------------------
Consolidated Statements of Cash Flows
---------------------------------------------------------
September 30, 1999, 1998 and 1997

STATEMENT OF CASH FLOWS

                                           1999       1998          1997
---------------------------------------------------------------------------
Cash Flows From (To) Operating
Activities:

   Net (Loss)                           $(7,248,213) $(1,310,817)  $(137,326)

   Adjustments to reconcile net
   income to net cash provided
   by operating activities:

   Decrease in accounts and
      loans receivable                           -             -      39,115
   Decrease in receivables
      from sales assets                          -       419,701      80,299
   Increase in Judgement payable          7,372,894
   Increase (Decrease) in notes payable    (312,181)     312,181           -
   Increase in accounts payable
      and accrued expenses                  187,500      191,343      13,912
                                         ------------------------------------
   Net cash used by operating activities          -      387,592       4,000
                                         ------------------------------------

 Cash Flows from (To) Financing Activities:

   (Decrease) in loans payable                    -            -      (9,000)
   Proceeds from issuance of common stock         -      387,592      13,000
                                         -------------------------------------
   Net cash flow from financing activities        -      387,592       4,000
                                         -------------------------------------

 Increase (Decrease) in Cash                      0            0           0
 Cash at Beginning of Year                        0            0           0
                                         -------------------------------------
 Cash at End of Year                     $        0    $       0    $      0
                                         -------------------------------------




The accompanying notes are an integral part of the consolidated financial statements.

InvestAmerica, Inc. and Subsidiary formerly
Progressive Polymerics International, Inc. and Subsidiary
---------------------------------------------------------
Notes to Financial Statements
---------------------------------------------------------
September 30, 1999, 1998 and 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - Balboa Investments, Inc. (Parent) was organized under the laws of the State of Utah on October 20, 1983. The Company changed its domicile from the State of Utah to the State of Nevada on December 18, 1986. This change in domicile was accomplished by merging the Company into a Nevada corporation created solely for this purpose. In connection with the change in domicile, the Company changed its corporate name from Technology Research Inc., to Balboa Investments, Inc. effective December 18, 1986. The Company has not commenced planned principal operations and is considered a development stage company as defined in SFAS No. 7.

On December 29, 1992, Balboa Investments, Inc. changed its name to Progressive Polymerics International, Inc., (Parent) and acquired all of the issued and outstanding common stock of Progressive Polymerics, Inc., (Subsidiary).

In April of 1997, the Board of Directors of the Company approved a Plan of Reorganization, including a partial liquidation of the Company's current assets to a Liquidating Trust in order to effectuate the partial liquidation portion of the Plan. The Liquidating Trust received a transfer of all the assets of the Company subject to the assumption by the Trust of all the Company's liabilities and those being incurred in the Reorganization. The Trust exists solely for the purpose of liquidating the Trust Estate and distributing the proceeds of liquidation to the Shareholders. The Trust will serve as a temporary vehicle for the maintenance and operation of the Trust Estate, with a view to its liquidation and not the conduct of a continuing business.

On April 17, 1997, the Company reverse-split its Common Stock twenty (20) old shares for one (1) new share.

On April 17, 1997, the Company acquired 100% of the issued and outstanding capital stock of InvestAmerica, Inc., thereby making it a wholly-owned subsidiary.

On May 14, 1997, the stockholders of the Company approved the merger of InvestAmerica, Inc., a wholly-owned subsidiary, with and into the Company, the survivor of the merger. A change of the Company's name to InvestAmerica, Inc. was also approved.

Principles of Consolidation - The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany transactions between the parent and the subsidiary have been eliminated in consolidation.

Cash and Cash Equivalents - For purposes of the statements of cash flow, cash and cash equivalents are defined as demand deposits at banks.

InvestAmerica, Inc. and Subsidiary formerly
Progressive Polymerics International, Inc. and Subsidiary
---------------------------------------------------------
Notes to Financial Statements (continued)
---------------------------------------------------------
September 30, 1999, 1998 and 1997


NOTE 2 - NOTES PAYABLE

Demand notes payable in the amount of $312,181 were issued for services and expenses. These notes carry an interest rate of 10% per annum. Accrued interest has been added to principal balance on notes annually.

NOTE 3 - INCOME TAXES

Income tax expense, if applicable, includes state taxes currently payable. There are no deferred taxes or benefits arising from timing differences between financial statement and tax a basis income. For the period presented the Companies were able to utilize net operating loss carry overs to reduce Federal taxes.

NOTE 4 - WARRANTS

The Company issued warrants to purchase 190,000 shares of Common Stock as follows:

  50,000 shares   @   $  .05 per share
  50,000 shares   @   $  .10 per share
  20,000 shares   @   $  .20 per share
  50,000 shares   @   $ 1.00 per share
  20,000 shares   @   $ 5.00 per share

The warrants expire 10 years from date of issue.

InvestAmerica, Inc. and Subsidiary formerly
Progressive Polymerics International, Inc. and Subsidiary
---------------------------------------------------------
Notes to Financial Statements (continued)
---------------------------------------------------------
September 30, 1999, 1998 and 1997


NOTE 5 - SHAREHOLDER'S EQUITY

SHAREHOLDER'S EQUITY

                                Common Stock        Additional
                                ------------        paid-in      Accumulated
                              Shares     Amount     Capital      Deficit
                              ------     ------    ----------    -----------
Balances,
     September 30, 1996        419,338   $  419    $1,598,620    $(1,486,205)
     As Adjusted for
     1 for 20 Reverse
     Stock Split

 Net(Loss) For the Year
     Ended Sept 30, 1997                                            (137,326)

 Issue of Common Stock         362,544      363        12,637
                               ----------------------------------------------
Balances,
     September 30, 1997        781,882      782     1,611,257     (1,623,531)

 Net(Loss) For the Year
     Ended Sept 30, 1998                                          (1,310,817)

Issuance of Common Stock     9,008,561    9,009      378,583
                             -----------------------------------------------
Balances,
     September 30, 1998      9,790,443    9,791    1,989,840      (2,934,348)

Net(Loss) For the Year Ended
    September 30, 1999                                              (256,865)
                             -----------------------------------------------
Balances,
    September 30, 1999       9,790,443    $9,791   $1,989,840    $(3,191,213)
                             ------------------------------------------------



NOTE 6 - SALE OF ASSETS

In November of 1995, the Company sold the two Patents and related assets attributable to its "Armored Conduit". The sale resulted in a loss of $194,946.

Terms of the Sale - Fidelity Holdings, Inc., acquired the two patents for a purchase price of $500,000 payable in $100,000 cash and the balance in Eighty-Thousand (80,000) unregistered Units of Fidelity Holdings, Inc., securities. Each Unit consists of Two (2) shares of Common Stock (160,000 shares) and Two (2) Warrants, each Warrant being for the purchase of One (1) share of Fidelity Holdings, Inc., Common Stock at an exercise (purchase) price of $3,125 per share exercisable for One (1) year. For this One (1) year exercise period, Fidelity has the irrevocable option to repurchase/redeem up to Eighty thousand (80,000) shares of its Common Stock at a price of Two Dollars and Fifty Cents ($2.50) per share. In addition to the purchase price, the Company will receive royalty payments from Fidelity over the life of the two patents. The payments will be calculated at the greater of 5% of the manufactured cost of the conduit or 2% of the net sales.

InvestAmerica, Inc. and Subsidiary formerly
Progressive Polymerics International, Inc. and Subsidiary
 ---------------------------------------------------------
Notes to Financial Statements (continued)
---------------------------------------------------------
September 30, 1999, 1998 and 1997


NOTE 7 - SETTLEMENT

Prior to fiscal year 1999, the Company settled a claim with Daniel Tepper, a stockholder and former consultant to the Company. Terms of the settlement called for a payment of $80,000 and the issuance of 525,000 shares of the Company's Common stock. At the time of the issuance, the shares had a market value of $.50 per share. The settlement resulted in a loss of $342,000.

The Company and Mr. Daniel Tepper, a shareholder and former consultant of the Company, entered into a settlement agreement pursuant to which the Company issued 4,740,000 shares of common stock to Mr. Tepper in exchange for the satisfaction of certain judgments totaling $7,372,894 obtained by Mr.
Tepper against the Company. The judgment related to claims, which arose prior to current management obtaining control of the Company, including claims for money due under notes payable and for services rendered to this Company (certain of which claims were the subject of the settlement agreement referenced above). Settlement agreement included mutual releases of any and all claims between Mr. Tepper and the Company.

ITEM 8.  CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9.  REGULATION S OFFERINGS.

Not applicable.


Date:	February 14, 2000

InvestAmerica, Inc.

/s/ Douglas E. Smith
-----------------------
Douglas E. Smith
President and Chairman